Exhibit 99.2 2ND QUARTER 2020 INVESTOR UPDATE AUGUST 6, 2020

CAUTIONARY STATEMENT This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, impact of COVID-19, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about the impacts of COVID-19 on our business (including impacts on customer demand and growth, value creation, capital expenditures and projects, bad debt expense, supply chain, and expectations regarding plans to return to normal operations), our growth and guidance (including earnings and customer, utility and rate base growth (CAGR) expectations, taking into account assumptions and scenarios related to COVID-19), O&M expense management initiatives and projected savings therefrom, commitment to investment-grade credit, balance sheet strengthening and target FFO/Debt ratio, the performance of Enable Midstream Partners, LP (“Enable”), including anticipated distributions received on its common units, our regulatory filings and projections (including the recovery and/or deferral of COVID-19 expenses and the Integrated Resources Plan as proposed in Indiana, including the anticipated timeline and benefits under its preferred portfolio), our credit quality and balance sheet expectations, the activities of the Business Review and Evaluation Committee of the Board of Directors (including any recommendations or other outcomes or actions from its review process), among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the impact of COVID-19 and the scenario ranges, the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 under “Risk Factors”, in CenterPoint Energy’s Form 10-K for the year ended December 31, 2019 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the Securities and Exchange Commission’s (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. A portion of slide 18 is derived from Enable’s investor presentation as presented during its Q2 2020 earnings presentation dated August 5, 2020. The information in this slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. 2

ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint Energy also provides guidance based on adjusted income, adjusted diluted earnings per share and adjusted funds from operations (“FFO”), which are non-GAAP financial measures. CenterPoint Energy also uses the non-GAAP financial measure of adjusted parent-level debt in addition to the presentation of total parent debt. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. To provide greater transparency on utility earnings, CenterPoint Energy’s 2020 guidance will be presented in two components, a guidance basis Utility EPS range and a Midstream Investments EPS expected range. Refer to slide 18 for further detail. The 2020 Utility EPS guidance range includes net income from Houston Electric, Indiana Electric and Natural Gas Distribution business segments, as well as after tax operating income from the Corporate and Other segment. The 2020 Utility EPS guidance range considers operations performance to date and assumptions for certain significant variables that may impact earnings, such as customer growth (approximately 2% for electric operations and 1% for natural gas distribution) and usage including normal weather, throughput, recovery of capital invested through rate cases and other rate filings, effective tax rates, financing activities and related interest rates, regulatory and judicial proceedings, anticipated cost savings as a result of the merger and reflects dilution and earnings as if the Series C preferred stock were issued as common stock. In addition, the 2020 Utility EPS guidance range incorporates a COVID-19 scenario range of $0.10 - $0.15 which assumes reduced demand levels and miscellaneous revenues with the second quarter as the peak and reflects anticipated deferral and recovery of certain incremental expenses, including bad debt. The COVID-19 scenario range also assumes a gradual re- opening of the economy in CenterPoint Energy's service territories, with anticipated reduced demand and lower miscellaneous revenues over the remainder of 2020. To the extent actual recovery deviates from these COVID-19 scenario range assumptions, the 2020 Utility EPS guidance range may not be met and our projected full-year guidance range may change. The 2020 Utility EPS guidance range also assumes an allocation of corporate overhead based upon its relative earnings contribution. Corporate overhead consists of interest expense, preferred stock dividend requirements, income on Enable preferred units and other items directly attributable to the parent along with the associated income taxes. Utility EPS guidance excludes (a) certain expenses associated with merger integration and Business Review and Evaluation Committee activities, (b) severance costs, (c) Midstream Investments and associated allocation of corporate overhead, (d) results related to Infrastructure Services and Energy Services, including costs and impairment resulting from the sale of those businesses and (e) earnings or losses from the change in value of ZENS and related securities. In providing this guidance, CenterPoint Energy uses a non-GAAP measure of adjusted diluted earnings per share that does not other potential impacts, such as changes in accounting standards, impairments or unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. CenterPoint Energy is unable to present a quantitative reconciliation of forward looking adjusted diluted earnings per share because changes in the value of ZENS and related securities are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. The 2020 Midstream Investments EPS expected range assumes a 53.7% ownership of Enable’s common units and includes the amortization of the CenterPoint Energy’s basis differential in Enable and assumes an allocation of CenterPoint Energy corporate overhead based upon Midstream Investments relative earnings contribution. The Midstream Investments EPS expected range reflects dilution and earnings as if the CenterPoint Energy Series C preferred stock were issued as common stock. The Midstream Investments EPS expected range takes into account such factors as Enable’s most recent public outlook for 2020 dated August 5, 2020, and effective tax rates. CenterPoint Energy does not include other potential impacts such as any changes in accounting standards, impairments or Enable’s unusual items. A reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance is provided in this presentation on slides 19 and 20. The Company is unable to present a quantitative reconciliation of forward-looking adjusted income and adjusted diluted earnings per share used in providing earnings guidance because changes in the value of ZENS and related securities are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. These excluded items, including unusual items, could have a material impact on GAAP-reported results for the applicable guidance period. A reconciliation of total parent debt to adjusted total parent-level debt is provided in this presentation on slide 21. A reconciliation of net cash from operating activities to adjusted FFO is provided in this presentation on slides 22 and 23. Management evaluates the company’s financial performance in part based on adjusted income, adjusted diluted earnings per share and adjusted FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes that adjusted parent-level debt is an important measure to monitor leverage and credit ratings and evaluate the balance sheet. The adjustments made in these non-GAAP financial measures exclude items that Management believes does not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s adjusted income, adjusted diluted earnings (loss) per share, adjusted FFO and adjusted parent-level debt non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) available to common shareholders, diluted earnings per share, net cash from operating activities and total parent debt, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 3

KEY TAKEAWAYS Strong Second Quarter Utility Performance Organic customer growth, O&M management and rate relief more than offset COVID-19 impacts Mitigating COVID-19 Impact Constructive regulatory mechanisms currently in place for all jurisdictions Disciplined O&M Management Continued focus results in approximately 4%(1) Q-o-Q reduction Completion of Infrastructure Services & Energy Services Divestitures Strengthened the balance sheet and credit quality, leading to an upgrade at CERC(2) Reiterating Utility EPS Guidance and Growth Target 2020 Utility EPS of $1.10 - 1.20 and 5-7% Utility EPS CAGR, including anticipated COVID-19 impacts Notes: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures, full year 2020 COVID-19 scenario range assumptions and other guidance assumptions. CERC – CenterPoint Energy Resources Corp. 4 (1) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets (2) For additional detail, refer to Moody’s report dated June 4, 2020

SECOND QUARTER 2020 HIGHLIGHTS

UTILITY OPERATIONS

CenterPoint Energy

Second quarter 2020 consolidated earnings of $0.11 diluted EPS
$0.18 Utility EPS on a guidance basis (non-GAAP), inclusive of COVID-19 impacts

Capital Investment & Growth

- Over $600 million utility capital deployed across growing service territories
- Approximately 2.4% electric[(1)] & 2.0% natural gas Y-o-Y customer growth

Disciplined O&M Management

- Achieved 4%[(2)] Q-o-Q reduction
- Supports long-term EPS growth, capital investment & investment-grade credit metrics

Regulatory Strategy

- Received approval for over $40 million[(3)] of incremental annual revenue
- Filed Indiana IRP, which plans to substantially increase renewable resources[(4)]

Investment Grade Credit Quality

- Improved business risk profile & credit quality[(5)] as a result of non-utility asset divestitures & equity raise
- CERC upgrade at Moody's from Baa1 to A3[(6)]

Note: Refer to slide 3 for information on non-GAAP measures and slides 19 and 20 for reconciliation to GAAP measures. Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. IRP – Integrated Resource Plan; CERC – CenterPoint Energy Resources Corp.

(1) Representative of consolidated customer growth at Houston Electric and Indiana Electric Integrated
(2) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets
(3) Exclusive of TCJA impacts. See slides 15 – 17 for full detail on regulatory filings
(4) See slides 9 and 10 for additional detail
(5) As determined by the rating agencies
(6) For additional detail, refer to Moody's report dated June 4, 2020

5

Q2 2020 V Q2 2019 GUIDANCE BASIS (NON-GAAP) EPS[1] DRIVERS FOR CONTINUING OPERATIONS

CenterPoint Energy



Utility Operations[2]
$0.09 Midstream Investments
$0.23 Utility Operations
$0.04
$0.00
$0.01
$0.02
$0.06
$0.03 Midstream Investments
$0.18 Utility Operations
Primary Drivers
▲ $0.02 O&M Management
▲ $0.01 Customer Growth
▼ $0.02 COVID-19
▼ $0.02 Depreciation and Amortization and Other Taxes
▼ $0.02 Share count
▼ $0.01 Equity Return
Primary Drivers
▲ $0.01 O&M Management
▼ $0.01 COVID-19
Primary Drivers
▲ $0.04 Rate Relief
▲ $0.01 O&M Management
▲ $0.01 Customer Growth
▼ $0.03 Depreciation and Amortization and Other Taxes
▼ $0.02 COVID-19
Primary Drivers
▲ $0.03 Net interest expense
▼ $0.03 Income Taxes
▼ $0.01 COVID-19
▼ $0.01 Other
Q2 2019 Consolidated Guidance Basis EPS[1]
Houston Electric
Indiana Electric Integrated
Natural Gas Distribution
Corporate & Other Allocation
Midstream Investments[3]
Q2 2020 Consolidated Guidance Basis EPS[1]

Note: All bars exclude certain expenses associated with merger integration and severance costs. Quarterly 2019 Utility EPS on a guidance basis is as follows: Q1 2019 - $0.41; Q2 - $0.23; Q3 - $0.39; Q4 - $0.28

(1) Refer to slide 3 for information on non-GAAP measures and slides 19 and 20 for reconciliation to GAAP measures
(2) Includes Houston Electric, Indiana Electric Integrated and Natural Gas Distribution and the associated allocation of Corporate & Other based upon relative earnings contribution. See slide 18 for details
(3) Reference Enable's Q2 2020 Form 10-Q and second quarter 2020 earnings materials dated August 5, 2020. Includes the associated allocation of Corporate & Other based upon relative earnings contribution. See slide 18 for details

6

COVID-19 PANDEMIC UPDATE OPERATIONS & REGULATORY • Safety and well-being of CenterPoint’s customers, employees, contractors and the communities we serve remain our top priorities • No material impact on field operations or customer service • Capital projects remain on target – no significant construction impacts or delays experienced or anticipated as a result of the pandemic • Internal online COVID-19 resource center and dashboard providing transparent and continuous communication to employees • With several months remaining in hurricane season, we have adapted our Emergency Operations Plan to support storm restoration efforts in the event of a major service disruption – Workforce separation protocols to limit exposure – Ability to support virtual command centers – Virtual check-in and safety training for mutual assistance crews to minimize exposure • 100% of regulated footprint has addressed recovery of certain COVID-19 expenses allowing the deferral or recovery of incremental expenses, which includes bad debt expense, at this time 7 Note: Refer to slide 2 for information on forward-looking statements

COVID-19 PANDEMIC UPDATE

Q2 DEMAND SENSITIVITIES & FY GUIDANCE ASSUMPTIONS

CenterPoint Energy

Q2 2020 Impacts

- "Stay-at-home" practices yielding negative demand impacts associated with electric commercial and small industrial customer classes
- Negative C&I electric demand impacts partially offset by increased residential electric usage with more individuals staying at home
- Natural gas C&I demand reduction influenced primarily by restaurant, retail and manufacturing closures
- Decline in other revenues and associated fees in Indiana Electric and Natural Gas Distribution
- Continued strong, organic customer growth in Texas, more favorable than modeled impacts from rate cases, disciplined O&M management and interest savings are expected to *mitigate* the prolonged period of anticipated lower demand

Q2 2020 Estimated Demand Impact(1)

	Houston Electric	Indiana Electric	Natural Gas Distribution
Residential	↑ 3 – 5%	↑ 5 – 7%	Flat
Commercial	↓ 15 – 20%	↓ 17 – 19%	↓ 20 – 25%
Industrial	↓ 10 – 15%(2)	↓ 12 – 14%	↓ 20 – 25%

Q2 2020 Utility EPS on a guidance basis reduced by ~$0.06 resulting from COVID-19 impacts

Full Year 2020 COVID-19 Scenario Range Assumptions

- *Gradual re-opening of economy*
- *Anticipate second quarter to be peak of reduced demand levels and miscellaneous revenues*
- *Anticipate reduced demand and lower miscellaneous revenues over the remainder of 2020*
- *Reflects anticipated deferral and recovery of certain incremental expenses including bad debt*
- *Assumes normal weather conditions*
- *Estimated full year utility EPS on a guidance basis COVID-19 impact of* ***$0.10 - $0.15*** (3)

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for a full list of, and information on, 2020 Utility EPS guidance assumptions and non-GAAP measures; C&I – Commercial and Industrial

(1) Decline in demand not completely indicative of lost revenues due to fixed charges and minimum volume commitments which help to support revenues
(2) Small industrial only
(3) Represents estimated impacts based upon data available as of the date of this presentation.

8

INDIANA IRP UPDATE
PREFERRED PORTFOLIO (1)

Proposed replacement of 730 MWs of Coal with approximately 700 – 1,000 MWs of Solar & Solar + Storage, 300 MWs of Wind, 460 MWs of natural gas CTs and 30 MWs of demand response

2020E Resource Mix



Natural Gas 12%
Renewables 10%
Coal 78%

2025E Resource Mix



Coal 12%
Renewables 64%
Natural Gas 24%

Expected Key Characteristics of Proposed IRP

Sustainability
Expected to reduce CO_2 emissions nearly 75% by 2035 over 2005 levels

Cost-effective
Among the lowest NPV portfolios, potentially saving up to $320M over next 20 years

Reliability
Dispatchable capacity & energy would be available on demand

Flexibility
Ability to meet future load needs

Diversity
Capacity & energy from a blend of energy sources

Timely
Anticipate CTs online in 2024 shortly after coal plants retire at end of 2023

Note: Refer to slide 2 for information on forward-looking statements. IRP – Integrated Resource Plan; MW – Megawatt; CT – Combustion Turbine; NPV – Net present value; CO_2 – Carbon dioxide
(1) Subject to change based on availability and approval

9

INDIANA IRP UPDATE PREFERRED PORTFOLIO TIMELINE(1) 10 Note: Refer to slide 2 for information on forward-looking statements. IRP – Integrated Resource Plan; ELG – Effluent Limitation Guidelines; MW – Megawatt (1) Subject to change based on availability and approval

EXECUTION OF CORE UTILITY STRATEGY
COMPLETION OF SALE OF NON-UTILITY ASSETS

CenterPoint Energy

Transaction Details	Strategic Rationale

- ✓ **Infrastructure Services**[1]
  - Sale closed April 9, 2020
  - Sales price $850 million; net-after tax proceeds ~$670 million
  - Proceeds repaid outstanding debt
- ✓ **Energy Services**[2]
  - Sale closed June 1, 2020
  - Sales price $400 million; proceeds received at closing ~$286 million[3]
  - Proceeds repaid outstanding debt

- ✓ **Improves Business Risk Profile**[4]
- ✓ **Strengthens Balance Sheet and Credit Quality**[5]
- ✓ **Increases Earnings Contribution from Core Utility**
- ✓ **Reduces Earnings Volatility**
- ✓ **Focuses on Robust Utility Capital Investment Program**

Note: Refer to slide 2 for information on forward-looking statements
(1) For additional detail, refer to press release and Form 8-K filed on both February 3, 2020 and April 9, 2020
(2) For additional detail, refer to press release and Form 8-K filed on both February 24, 2020 and June 1, 2020
(3) As of June 30, 2020, CenterPoint Energy recorded a $75 million receivable for working capital and other adjustments set forth in the Equity Purchase Agreement. See note 3 to the unaudited condensed consolidated financial statements in the second quarter 2020 Form 10-Q for additional detail
(4) As determined by rating agencies
(5) Specifically CenterPoint Energy (regarding Infrastructure Services and Energy Services) and CERC (regarding Energy Services)

11

STRENGTHENING CREDIT QUALITY COMMITTED TO INVESTMENT-GRADE CREDIT CenterPoint has successfully executed a utility-focused strategy designed to improve its business risk profile and strengthen the balance sheet  Diversified regulated utility asset base across the mid-continent region Target a strong balance sheet to capture the  Divestiture of non-utility assets Energy Services robust utility capital investment opportunity and Infrastructure Services to pay down debt across diversified jurisdictions  Issued $1.4 billion of mandatory convertible with favorable regulatory constructs preferred stock and common stock in May 2020 (1) (2) Adjusted Parent-level Debt/Total Debt Adjusted FFO/Debt 28.0% 25.4% 15.0% Target ~ 14 - 14.5% 13.6% 12/31/19 3/31/20 6/30/20 FY 2019 2020E - 2024E Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures 12 (1) Reference slide 21 for reconciliation (2) Reference slides 22 and 23 for reconciliation

REITERATE 2020 – 2024 GUIDANCE BASIS UTILITY EPS OUTLOOK

CenterPoint Energy

Robust regulated utility growth plan drives expected 5-7% utility growth


5 – 7%
Guidance Basis
Utility EPS CAGR
through 2024
$1.10 – $1.20(1)
2020 Guidance Basis
Utility EPS Range

- ~$13 billion 5-year capital investment plan
- 7.5% rate base CAGR from 2019 – 2024
- Top quartile customer growth
- Electric[(2)] and gas rates below peer average
- Continued disciplined O&M management
- Premium utility portfolio targeting allowed ROEs

2020 Guidance range considerations:

- ▲ Strong YTD results through Q2
- ▲ Constructive COVID-19 Regulatory Treatment
- ▲ Targeted reduced O&M
- ▲ Deleveraging
- ▲ Tax benefit from CARES Act

- ▼ Full-year 2020 anticipated COVID-19 impact
- ▼ Pull-Forward of Future Equity Dilution to 2020
- ▼ Additional Corporate and Other Allocation[(1)]

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on 2020 Utility EPS guidance assumptions and non-GAAP measures. Full-year 2020 COVID-19 guidance scenario range assumptions consider the following: a gradual re-opening of economy in Company's service territories; anticipate second quarter of 2020 to be peak of reduced demand levels and miscellaneous revenues; anticipate reduced demand and miscellaneous revenues over the remainder of 2020; reflects anticipated deferral and recovery of certain incremental expenses including bad debt; assumes normal weather conditions; and other assumptions as described on slide 3

(1) Refer to slide 18 for additional detail

(2) Houston Electric service territory

13

APPENDIX 14

ELECTRIC OPERATIONS
Q2 2020 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy and Houston Electric (PUCT)					
EECRF (1)	$12	Jun-20	Mar-21	TBD	The requested amount is comprised primarily of the following: 2021 Program and Evaluation, Measurement and Verification costs of $39 million, 2019 over recovery of ($1) million and 2019 earned bonus of $12 million.
Rate Case	13	Apr-19	Apr-20	Mar-20	For full disclosure on Houston Electric rate case, refer to "Regulatory Matters" in Item 2 of CenterPoint Energy's Second Quarter 2020 Form 10-Q.
TCOS	17	Mar-20	May-20	May-20	Reflects an increase of $204 million to rate base.
TCOS (1)	16	Jul-20	TBD	TBD	Request an increase of $140 million to rate base.
CenterPoint Energy - Indiana Electric (IURC)					
TDSIC	4	Feb-20	May-20	May-20	Requested an increase of $34 million to rate base, which reflects a $4 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes a change in (over)/under-recovery variance of $2 million annually.
ECA (1)	10	May-20	Aug-20	TBD	Requested an increase of $49 million to rate base, which reflects a $10 million annual increase in current revenues. 80% of the revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also included a change in (over)/under-recovery variance of $4 million annually.
TDSIC (1)	3	Aug-20	Nov-20	TBD	Requested an increase of $36 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of the revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes a change in (over)/under-recovery variance of $(1) million.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
EECRF – Energy Efficiency Cost Recovery Factor; TCOS – Transmission Cost of Service; TDSIC – Transmission, Distribution, and Storage System Improvement Charge; ECA - Federal Mandate under Indiana Senate Bills 251 and 29 (or Environmental Cost Adjustment)
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

15

NATURAL GAS DISTRIBUTION Q2 2020 REGULATORY UPDATE

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy and CERC - Beaumont/East Texas (Railroad Commission)					
Rate Case	$4	Nov-19	Nov-20	Jun-20	Unanimous settlement agreement approved by the Railroad Commission in June 2020 provides for a $4 million annual increase in current revenues, a refund for an Unprotected EDIT Rider amortized over three years of which $2 million is refunded in the first year and establishes a 9.65% ROE and a 56.95% equity ratio for future GRIP filings for the Beaumont/East Texas jurisdiction. New rates will be effective with October 2020 usage and will be reflected starting with November 2020 bills.
CenterPoint Energy and CERC - South Texas, Houston and Texas Coast (Railroad Commission)					
GRIP	18	Mar-20	Jun-20	Jun-20	Based on net change in invested capital of $143 million.
CenterPoint Energy and CERC - Arkansas (APSC)					
FRP (1)	(8)	Apr-20	TBD	TBD	Based on ROE of 9.5% with 50 basis point (+/-) earnings band. Revenue reduction of $8 million based on prior test year true-up earned return on equity of 11.75% combined with projected test year return on equity of 8.40%.
CenterPoint Energy and CERC - Minnesota (MPUC)					
CIP Financial Incentive(1)	9	May-20	TBD	TBD	CIP Financial Incentive based on 2019 activity.
Rate Case (1)	62	Oct-19	TBD	TBD	Reflects a proposed 10.15% ROE on a 51.39% equity ratio. Interim rates reflecting an annual increase of $53 million were implemented on January 1, 2020.
CenterPoint Energy and CERC - Oklahoma (OCC)					
PBRC	(2)	Mar-20	Jul-20	Jul-20	Based on ROE of 10% with 50 basis point (+/-) earnings band. Revenue credit of approximately $2 million based on 2019 test year adjusted earned ROE of 15.37%. The OCC approved a unanimous settlement agreement that provides for a revenue credit to customers of $2 million, paid out monthly for the next twelve months.
CenterPoint Energy and CERC – Mississippi (MPSC)					
RRA (1)	2	May-20	TBD	TBD	Based on ROE of 9.292% with 100 basis point (+/-) earnings band. Revenue increase of $2 million based on 2019 test year adjusted earned ROE of 7.45%.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)

GRIP – Gas Reliability Infrastructure Program; EDIT – Excess Deferred Income Taxes; FRP – Formula Rate Plan; CIP – Conservation Improvement Program; PBRC – Performance Based Rate Change Plan; RRA – Rate Regulation Adjustment

(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

16

NATURAL GAS DISTRIBUTION Q2 2020 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) [(1)] (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Indiana South - Gas (IURC)					
CSIA	$1	Apr-20	Jul-20	Jul-20	Requested an increase of $13 million to rate base, which reflects a $1 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until the next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $1 million annually.
CenterPoint Energy - Indiana North - Gas (IURC)					
CSIA	4	Apr-20	Jul-20	Jul-20	Requested an increase of $35 million to rate base, which reflects a $4 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until the next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $14 million annually.
CenterPoint Energy - Ohio (PUCO)					
TSCR	(26)	Jan-19	Jul-20	Jul-20	Application to flow back to customers certain benefits from the TCJA. Initial impact reflects credits for 2018 of $(10) million and 2019 of $(9) million, and 2020 of $(7) million, with mechanism to begin upon approval from the PUCO effective July 1, 2020.
DRR [(1)]	10	May-20	Sep-20	TBD	Requested an increase of $67 million to rate base for investments made in 2019, which reflects a $10 million annual increase in current revenues. A change in (over)/under-recovery variance of $2 million annually is also included in rates.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)

CSIA – Compliance and System Improvement Adjustment; TSCR – Tax Savings Credit Rider; DRR – Distribution Replacement Rider

(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

17

2020 EPS GUIDANCE BASIS CONSIDERATIONS

CenterPoint Energy

Translating Enable Guidance to CenterPoint's Portion
(in millions, except percentages and per share items)

Enable Net Income Attributable to Common Units	$195 - $235[2]
CNP Common Unit ownership percentage	53.7%[3]
Basis difference amortization	$85[4]
Interest (CNP Midstream internal note)	4.5% on $1,200
Marginal effective tax rate	24%
Estimated 2020 CNP Share Count	560
Midstream Investments EPS before allocation of Corporate & Other[5]	$0.18 - $0.21
Proportion share of Corporate & Other allocation (12%)	($0.03)
Midstream Investments EPS after allocation of Corporate & Other[5]	$0.15 – $0.18

Guidance basis EPS
before allocation of Corporate & Other

Utility Operations	Midstream Investments	Corporate & Other
$1.32 - $1.42	$0.18 - $0.21	($0.25)
~88%[1]	~12%[1]	

Guidance basis EPS
after allocation of Corporate & Other

Utility Operations	Midstream Investments
$1.10 - $1.20	$0.15 - $0.18
~88%	~12%

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures and for additional detail on the 2020 Utility EPS guidance range assumptions and 2020 Midstream Investments EPS expected range assumptions

(1) Calculated as the relative contribution of each reporting area based off the guidance basis EPS for Utility Operations and Midstream Investments EPS expected range attributable to CenterPoint's share of Enable's Net Income Attributable to Common Units guidance range. The guidance basis earnings (loss) per share related to Corporate & Other is then proportionally allocated based on each reporting range's relative contribution. Corporate & Other consists of interest expense, preferred stock dividend requirements, income on Enable preferred units and other items directly attributable to the parent along with the associated income taxes.

(2) Source: Enable's second quarter 2020 earnings presentation dated August 5, 2020

(3) Enable ownership position as of June 30, 2020

(4) Estimated full year 2020 basis difference accretion following company's impairment of its investment in Enable in the first quarter of 2020. Does not consider any potential loss on dilution, net of proportional basis difference recognition

(5) Earnings on a guidance basis would exclude potential impacts such as any changes in accounting standards, impairments or Enable's unusual items

18

RECONCILIATION: INCOME (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

Quarter Ended June 30, 2020

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES [1] & CIS [2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income available to common shareholders and diluted EPS	$ 139	$ 0.26	$ 24	$ 0.04	$ (74)	$ (0.13)	$ (30)	$ (0.06)	$ 59	$ 0.11
Timing effects impacting CES [1]:										
Mark-to-market (gains) losses (net of taxes of $8) [4]	-	-	-	-	-	-	25	0.05	25	0.05
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $15) [4][5]	-	-	-	-	(60)	(0.12)	-	-	(60)	(0.12)
Indexed debt securities (net of taxes of $15) [4]	-	-	-	-	61	0.12	-	-	61	0.12
Impacts associated with the Vectren merger (net of taxes of $1, $1) [4]	3	-	-	-	4	0.01	-	-	7	0.01
Severance costs (net of taxes of $0, $0) [4]	1	-	-	-	1	-	-	-	2	-
Impacts associated with the sales of CES [1] and CIS [2] (net of taxes of $38) [4]	-	-	-	-	-	-	4	0.01	4	0.01
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	-	-	-	-	16	0.03	-	-	16	0.03
Impact of increased share count on EPS if issued as common stock	-	(0.01)	-	-	-	-	-	-	-	(0.01)
Total Series C preferred stock impacts	-	(0.01)	-	-	16	0.03	-	-	16	0.02
Consolidated on a guidance basis	143	0.25	24	0.04	(52)	(0.09)	(1)	-	114	0.20
Corporate and Other Allocation	(41)	(0.07)	(9)	(0.01)	52	0.09	(2)	(0.01)	-	-
Consolidated on a guidance basis, with allocation of Corporate and Other	$ 102	$ 0.18	$ 15	$ 0.03	$ -	$ -	$ (3)	$ (0.01)	$ 114	$ 0.20

Note: Refer to slide 3 for information on non-GAAP measures
(1) Energy Services segment
(2) Infrastructure Services segment
(3) Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
(4) Taxes are computed based on the impact removing such item would have on tax expense
(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(6) Corporate and Other segment plus income allocated to preferred shareholders
(7) Results related to discontinued operations are excluded from the company's guidance basis results

19

RECONCILIATION: INCOME (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

Quarter Ended June 30, 2019

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES [1] & CIS [2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income available to common shareholders and diluted EPS	$ 139	$ 0.28	$ 50	$ 0.10	$ (68)	$ (0.14)	$ 44	$ 0.09	$ 165	$ 0.33
Timing effects impacting CES [1]:										
Mark-to-market (gains) losses (net of taxes of $7) [4]	-	-	-	-	-	-	(23)	(0.05)	(23)	(0.05)
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $14) [4][5]	-	-	-	-	(50)	(0.10)	-	-	(50)	(0.10)
Indexed debt securities (net of taxes of $15) [4]	-	-	-	-	53	0.11	-	-	53	0.11
Consolidated on a guidance basis	139	0.28	50	0.10	(65)	(0.13)	21	0.04	145	0.29
Impacts associated with the Vectren merger (net of taxes of $8, $2) [4]	-	-	-	-	27	0.05	5	0.01	32	0.06
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	139	0.28	50	0.10	(38)	(0.08)	26	0.05	177	0.35
Corporate and Other Allocation	(22)	(0.05)	(6)	(0.01)	38	0.08	(10)	(0.02)	-	-
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger and with allocation of Corporate and Other	$ 117	$ 0.23	$ 44	$ 0.09	$ -	$ -	$ 16	$ 0.03	$ 177	$ 0.35

Note: Refer to slide 3 for information on non-GAAP measures

(1) Energy Services segment
(2) Infrastructure Services segment
(3) Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
(4) Taxes are computed based on the impact removing such item would have on tax expense
(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(6) Corporate and Other segment plus income allocated to preferred shareholders

20

CENTERPOINT ENERGY ADJUSTED PARENT DEBT AS A PERCENTAGE OF TOTAL DEBT

CenterPoint. Energy

($ in millions)		12/31/2019		3/31/2020		6/30/2020
Short-term Debt:						
Short-term borrowings	$	-	$	-	$	19
Current portion of transition and system restoration bonds		231		204		206
Indexed debt (ZENS)**		19		18		17
Current portion of other long-term debt		618		1,204		1,707
Long-term Debt:						
Transition and system restoration bonds, net*		746		710		639
Other, net		13,498		13,120		10,298
Total Debt, net	$	15,112	$	15,256	$	12,886

		12/31/2019		3/31/2020		6/30/2020
Short-term Debt:						
Short-term borrowings	$	-	$	-	$	-
Indexed debt (ZENS)**		19		18		17
Current portion of other long-term debt		-		-		-
Long-term Debt:						
CNP Inc. Commercial Paper		1,633		1,169		316
CNP Inc. Credit Facility Borrowings		-		900		-
CNP Inc. Term Loan		1,000		1,000		700
Pollution Control Bonds		68		68		68
CNP Inc. Senior Notes		3,200		3,200		3,200
Total Parent Debt		5,920		6,355		4,301
Less: Intercompany Promissory Notes						
CNP Midstream Intercompany Promissory Note		1,200		1,200		1,200
VUHI Intecompany Promissory Notes		693		693		1,168
VCC Intercompany Promissory Notes		191		191		-
Adjusted Total Parent Debt	$	3,836	$	4,271	$	1,933
Adjusted Total Parent Debt to Adjusted Total Debt, net		**25.4%**		**28.0%**		**15.0%**

Note: Refer to slide 3 for information on non-GAAP measures. Parent debt calculated as a function of principal amounts of external debt at CNP Inc. adjusted for the internal note with Midstream Investments and other internal notes associated with affiliates. VUHI – Vectren Utility Holdings Inc.; VCC – Vectren Capital Corporation

*The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

**The debt component reflected on the financial statements was $17 million, $18 million, and $19 million as of June 30, 2020, March 31, 2020 and December 31, 2019. The principal amount on which 2% interest is paid was $828 million on each of June 30, 2020, March 31, 2020 and December 31, 2019. The contingent principal amount was $66 million, $70 million and $75 million as of June 30, 2020, March 31, 2020 and December 31, 2019, respectively. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of AT&T and Charter Communications, Inc.

21

CENTERPOINT ENERGY CONSOLIDATED ADJUSTED CASH FROM OPERATIONS PRE-WORKING CAPITAL Year Ended December 31, 2019 ($ in millions) Net cash provided by operating activities 1,638 Less: Changes in other assets and liabilities Accounts receivable and unbilled revenues, net (226) Inventory 52 Taxes receivable 106 Accounts payable 455 Fuel cost recovery (92) Margin deposits, net 56 Interest and taxes accrued (54) Other current assets 22 Other current liabilities 107 Cash From Operations, Pre-working Capital 2,064 Amounts included in Cash Flows from Investing Activities Distributions from unconsolidated affiliates in excess of cumulative earnings 42 Cash From Operations, Pre-working Capital, including Distributions 2,106 Plus: Other Adjustments Defined Benefit Plan Contribution Less Service Cost 69 Operating Leases Rent Expense 19 Adjusted Cash From Operations Pre-Working Capital 2,194 Note: Refer to slide 3 for information on non-GAAP measures. This slide includes adjusted cash from operations pre-working capital which is net cash provided by operating activities excluding 22 certain changes in other assets and liabilities, and including (i) distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable and (ii) other adjustment for defined benefit plans and operating leases.

CENTERPOINT ENERGY CONSOLIDATED RATIO OF ADJUSTED CASH FROM OPERATIONS PRE-WORKING CAPITAL/ADJUSTED TOTAL DEBT Year Ended December 31, 2019 ($ in millions) Short-term Debt: Short-term borrowings - Current portion of transition and system restoration bonds 231 Indexed debt (ZENS)** 19 Current portion of other long-term debt 618 Long-term Debt: Transition and system restoration bonds, net* 746 Other, net 13,498 Total Debt, net 15,112 Plus: Other Adjustments 50% of Series A Preferred Stock Aggregate Liquidation Value 400 Benefit obligations 448 Present Value of Operating Lease Liabilities 63 Unamortized debt issuance costs and unamortized discount and premium, net 95 Adjusted Total Debt 16,118 Adjusted Cash From Operations Pre-Working Capital/Adjusted Total Debt (Adjusted FFO/Debt) 13.6% Note: Refer to slide 3 for information on non-GAAP measures and slide 23 for CenterPoint Energy's adjusted cash from operations pre-working capital calculation. This slide includes adjusted cash from operations pre-working capital which is net cash provided by operating activities excluding certain changes in other assets and liabilities, and including (i) distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable, and (ii) other adjustment for defined benefit plans and operating leases *The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric. **The debt component reflected on the financial statements was $19 million as of December 31, 2019. The principal amount on which 2% interest is paid was $828 million on each of December 31, 2019. The contingent principal amount was $75 million as of December 31, 2019. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or 23 the value of the reference shares of AT&T and Charter Communications, Inc.